                        [CERTIFICATE OF STOCK APPEARS HERE WITH THE FOLLOWING INFORMATION:]

                         COMMON STOCK                                                          COMMON STOCK
                            NUMBER                                                                SHARES

                 INCORPORATED UNDER THE LAWS                                           CUSIP
                   OF THE STATE OF DELAWARE
                                                                                       SEE REVERSE FOR CERTAIN DEFINITIONS
              THIS CERTIFICATE TRANSFERABLE IN
       CHARLOTTE, NORTH CAROLINA OR NEW YORK, NEW YORK

       This Certifies that


                                                       CERTIFICATE OF STOCK

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01 PER SHARE, OF

PlanVista Corporation transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

In Witness whereof, the facsimile sealed of the corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/ Phillip S. Dingle           /s/ Phillip S. Dingle                                   /s/ Jeffrey L. Markle
SECRETARY                       CHAIRMAN                      [SEAL]                    PRESIDENT


COUNTERSIGNED AND REGISTERED:

        WACHOVIA BANK, NATIONAL ASSOCIATION
           (Charlotte, North Carolina)

           TRANSFER AGENT
           AND REGISTRAR
BY:

                   AUTHORIZED SIGNATURE

                              PLANVISTA CORPORATION
--------------------------------------------------------------------------------

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


   TEN COM-   as tenants in common              UNIF TRANS MIN ACT-                      Custodian
                                                                    ---------------------         -----------------------
   TEN ENT-   as tenants by the entireties                                  (Cust)                        (Minor)

    JT TEN-   as joint tenants with                                 under Uniform Transfers to Minors
              right of survivorship and                              Act
              not as tenants in common                                 --------------------------------------------------
                                                                                             (State)

    Additional abbreviations may also be used though not in the above list.

For Value received,                        hereby sell, assign and transfer unto
                   ------------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         Shares
------------------------------------------------------------------------

of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                       ---------------------------------------------------------
                                                                     Attorney to
--------------------------------------------------------------------

transfer the said shares on the books of the within named Corporation with full power of substitution.

Dated                                X
     ----------------------------      -----------------------------------------

                                     X -----------------------------------------

                                        NOTICE: THE SIGNATURE(S) TO THIS
                                        ASSIGNMENT MUST CORRESPOND WITH THE
                                        NAME(S) AS WRITTEN UPON THE FACE OF THE
                                        CERTIFICATE, IN EVERY PARTICULAR,
                                        WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                        CHANGE WHATSOEVER.






                        SIGNATURE(S) GUARANTEED:
                                                --------------------------------

                                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                        AN ELIGIBLE GUARANTOR INSTITUTION,
                                        (BANKS, STOCKBROKERS, SAVINGS AND LOAN
                                        ASSOCIATIONS AND CREDIT UNIONS WITH
                                        MEMBERSHIP IN AN APPROVED SIGNATURE
                                        GUARANTEE MEDALLION PROGRAM), PURSUANT
                                        TO S.E.C. RULE 17Ad-15.






KEEP THIS CERTIFICATE IN A SAFE PLACE, IF IT IS LOST, STOLEN, OR DESTROYED, THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.